Exhibit 4.38

Power of Attorney Agreement

This Power of Attorney Agreement (hereinafter this “Agreement”) is made in Beihai, the People’s Republic of China on September 19, 2019 by and between the following parties.

Party A:

Beihai Green Lemon Technology Co., Ltd., a limited company duly incorporated and existing under the laws of the People’s Republic of China (the “PRC”), whose Unified Social Credit Code is 91450500MA5N95341R, having its register office at Room A02, 4/F, Building 1, No. 23, Jilin Road, Industrial Park, Beihai; and

Party B:	YANG Tao, a Chinese citizen whose identification number is ******************.

Party A and Party B shall be hereinafter referred to as a “Party” individually and the “Parties” collectively.

WHEREAS

Party B holds 50% of the equity interests (“Party B Equity”) in Beihai Green Lemon Technology Co., Ltd. (the “Domestic Company”).

Now Therefore, the Parties hereby agree as follows through mutual negotiations:

Party B hereby irrevocably authorizes Party A to exercise the following rights with respect to Party B Equity during the term of this Agreement.

Party A is hereby authorized as the sole agent and attorney to act generally on behalf of Party B with respect to all matters relating to Party B Equity, including but not limited to (i) attending the Shareholders Meeting of the Domestic Company; (ii) exercising all the powers and voting rights of Party B as the shareholder in accordance to Chinese laws and the articles of association of the Domestic Company, including but not limited to on the sale, transfer, pledge or disposal of partial or entire Party B Equity; and (iii) designating and appointing the legal representative, chairman of the Board, directors, supervisors, general manager and other senior management members of the Domestic Company on behalf of Party B.

Without prejudice to the generality of the powers conferred upon by this Agreement, Party A shall be entitled as authorized by this Agreement, to act on behalf of Party B to sign the Transfer Contracts as specified in the Exclusive Option Agreement (to which Party B shall be a party) and execute the Equity Pledge Agreement signed on the same date as this Agreement and the Exclusive Option Agreement signed on June 26, 2018 with Party B as a party to them.

All actions taken by Party A in relation to Party B Equity shall be deemed as Party B’s own actions and all the documents signed by Party A shall be deemed as signed by Party B. Party B hereby acknowledges and approves the actions taken by and/or documents signed by Party A.

1

Party A shall be entitled at its discretion to delegate or transfer to any other person or entity the rights in relation to the aforementioned issues without prior notification to or consent of Party B.

During the term of Party B as a shareholder of the Domestic Company, this Agreement and the authorization hereunder shall be irrevocable and remain in full force as from the execution date hereof.

During the term of this Agreement, Party B hereby waives all the rights conferred upon Party A hereunder with respect to Party B Equity and shall not exercise such rights on its own.

In the event at any time during the term of this Agreement, the grant or exercise of the entrusted rights under this Agreement can’t be realized for any reason, the Parties shall immediately seek an alternative that is most similar to the provisions that are unable to realized, and enter into a supplementary agreement to modify or adjust the terms of this Agreement when necessary to ensure that the purposes of this Agreement continue to be achieved.

The conclusion, effectiveness, performance, modification, interpretation and termination of this Agreement shall be governed by the laws of the PRC.

In the event of any dispute with respect to the construction and performance of this Agreement, the Parties shall first resolve the dispute through friendly negotiations. In the event that the Parties fail to reach an agreement within 30 days after either Party requests to the other Party for resolution of the dispute through negotiations, either Party may submit the relevant dispute to the China International Economic and Trade Arbitration Commission for arbitration in accordance with its then effective arbitration rules. The arbitration shall be conducted in Beijing. The arbitration award shall be final and binding on both Parties.

The power of attorney agreement entered into by the Parties on June 26, 2018 shall automatically terminate from the execution date of this Agreement.

This Agreement shall be written in Chinese in duplicates of equal legal force, with each party holding one.

(Signature page follows)

2

(Signature Page to Power of Attorney Agreement)

Party A:

Beihai Green Lemon Technology Co., Ltd. (Seal)

Legal Representative: /s/YANG Tao

Party B:

YANG Tao

Signature: /s/ YANG Tao

3

Power of Attorney Agreement

This Power of Attorney Agreement (hereinafter this “Agreement”) is made in Beihai, the People’s Republic of China on September 19, 2019 by and between the following parties.

Party A:

Beihai Green Lemon Technology Co., Ltd., a limited company duly incorporated and existing under the laws of the People’s Republic of China (the “PRC”), whose Unified Social Credit Code is 91450500MA5N95341R, having its register office at Room A02, 4/F, Building 1, No. 23, Jilin Road, Industrial Park, Beihai; and

Party B:	MA Ming, a Chinese citizen whose identification number is ******************.

Party A and Party B shall be hereinafter referred to as a “Party” individually and the “Parties” collectively.

WHEREAS

Party B holds 25% of the equity interests (“Party B Equity”) in Beihai Green Lemon Technology Co., Ltd. (the “Domestic Company”).

Now Therefore, the Parties hereby agree as follows through mutual negotiations:

Party B hereby irrevocably authorizes Party A to exercise the following rights with respect to Party B Equity during the term of this Agreement.

Party A is hereby authorized as the sole agent and attorney to act generally on behalf of Party B with respect to all matters relating to Party B Equity, including but not limited to (i) attending the Shareholders Meeting of the Domestic Company; (ii) exercising all the powers and voting rights of Party B as the shareholder in accordance to Chinese laws and the articles of association of the Domestic Company, including but not limited to on the sale, transfer, pledge or disposal of partial or entire Party B Equity; and (iii) designating and appointing the legal representative, chairman of the Board, directors, supervisors, general manager and other senior management members of the Domestic Company on behalf of Party B.

Without prejudice to the generality of the powers conferred upon by this Agreement, Party A shall be entitled as authorized by this Agreement, to act on behalf of Party B to sign the Transfer Contracts as specified in the Exclusive Option Agreement (to which Party B shall be a party) and execute the Equity Pledge Agreement signed on the same date as this Agreement and the Exclusive Option Agreement signed on June 26, 2018 with Party B as a party to them.

All actions taken by Party A in relation to Party B Equity shall be deemed as Party B’s own actions and all the documents signed by Party A shall be deemed as signed by Party B. Party B hereby acknowledges and approves the actions taken by and/or documents signed by Party A.

Party A shall be entitled at its discretion to delegate or transfer to any other person or entity the rights in relation to the aforementioned issues without prior notification to or consent of Party B.

During the term of Party B as a shareholder of the Domestic Company, this Agreement and the authorization hereunder shall be irrevocable and remain in full force as from the execution date hereof.

During the term of this Agreement, Party B hereby waives all the rights conferred upon Party A hereunder with respect to Party B Equity and shall not exercise such rights on its own.

In the event at any time during the term of this Agreement, the grant or exercise of the entrusted rights under this Agreement can’t be realized for any reason, the Parties shall immediately seek an alternative that is most similar to the provisions that are unable to realized, and enter into a supplementary agreement to modify or adjust the terms of this Agreement when necessary to ensure that the purposes of this Agreement continue to be achieved.

The conclusion, effectiveness, performance, modification, interpretation and termination of this Agreement shall be governed by the laws of the PRC.

In the event of any dispute with respect to the construction and performance of this Agreement, the Parties shall first resolve the dispute through friendly negotiations. In the event that the Parties fail to reach an agreement within 30 days after either Party requests to the other Party for resolution of the dispute through negotiations, either Party may submit the relevant dispute to the China International Economic and Trade Arbitration Commission for arbitration in accordance with its then effective arbitration rules. The arbitration shall be conducted in Beijing. The arbitration award shall be final and binding on both Parties.

The power of attorney agreement entered into by the Parties on June 26, 2018 shall automatically terminate from the execution date of this Agreement.

This Agreement shall be written in Chinese in duplicates of equal legal force, with each party holding one.

(Signature page follows)

(Signature Page to Power of Attorney Agreement)

Party A:

Beihai Green Lemon Technology Co., Ltd. (Seal)

Legal Representative: /s/YANG Tao

Party B:

MA Ming

Signature: /s/MA Ming

Power of Attorney Agreement

This Power of Attorney Agreement (hereinafter this “Agreement”) is made in Beihai, the People’s Republic of China on September 19, 2019 by and between the following parties.

Party A:

Beihai Green Lemon Technology Co., Ltd., a limited company duly incorporated and existing under the laws of the People’s Republic of China (the “PRC”), whose Unified Social Credit Code is 91450500MA5N95341R, having its register office at Room A02, 4/F, Building 1, No. 23, Jilin Road, Industrial Park, Beihai; and

Party B:	YUAN Kai, a Chinese citizen whose identification number is ******************.

Party A and Party B shall be hereinafter referred to as a “Party” individually and the “Parties” collectively.

WHEREAS

Party B holds 25% of the equity interests (“Party B Equity”) in Beihai Green Lemon Technology Co., Ltd. (the “Domestic Company”).

Now Therefore, the Parties hereby agree as follows through mutual negotiations:

Party B hereby irrevocably authorizes Party A to exercise the following rights with respect to Party B Equity during the term of this Agreement.

Party A is hereby authorized as the sole agent and attorney to act generally on behalf of Party B with respect to all matters relating to Party B Equity, including but not limited to (i) attending the Shareholders Meeting of the Domestic Company; (ii) exercising all the powers and voting rights of Party B as the shareholder in accordance to Chinese laws and the articles of association of the Domestic Company, including but not limited to on the sale, transfer, pledge or disposal of partial or entire Party B Equity; and (iii) designating and appointing the legal representative, chairman of the Board, directors, supervisors, general manager and other senior management members of the Domestic Company on behalf of Party B.

Without prejudice to the generality of the powers conferred upon by this Agreement, Party A shall be entitled as authorized by this Agreement, to act on behalf of Party B to sign the Transfer Contracts as specified in the Exclusive Option Agreement (to which Party B shall be a party) and execute the Equity Pledge Agreement signed on the same date as this Agreement and the Exclusive Option Agreement signed on June 26, 2018 with Party B as a party to them.

All actions taken by Party A in relation to Party B Equity shall be deemed as Party B’s own actions and all the documents signed by Party A shall be deemed as signed by Party B. Party B hereby acknowledges and approves the actions taken by and/or documents signed by Party A.

1

Party A shall be entitled at its discretion to delegate or transfer to any other person or entity the rights in relation to the aforementioned issues without prior notification to or consent of Party B.

During the term of Party B as a shareholder of the Domestic Company, this Agreement and the authorization hereunder shall be irrevocable and remain in full force as from the execution date hereof.

During the term of this Agreement, Party B hereby waives all the rights conferred upon Party A hereunder with respect to Party B Equity and shall not exercise such rights on its own.

In the event at any time during the term of this Agreement, the grant or exercise of the entrusted rights under this Agreement can’t be realized for any reason, the Parties shall immediately seek an alternative that is most similar to the provisions that are unable to realized, and enter into a supplementary agreement to modify or adjust the terms of this Agreement when necessary to ensure that the purposes of this Agreement continue to be achieved.

The conclusion, effectiveness, performance, modification, interpretation and termination of this Agreement shall be governed by the laws of the PRC.

In the event of any dispute with respect to the construction and performance of this Agreement, the Parties shall first resolve the dispute through friendly negotiations. In the event that the Parties fail to reach an agreement within 30 days after either Party requests to the other Party for resolution of the dispute through negotiations, either Party may submit the relevant dispute to the China International Economic and Trade Arbitration Commission for arbitration in accordance with its then effective arbitration rules. The arbitration shall be conducted in Beijing. The arbitration award shall be final and binding on both Parties.

The power of attorney agreement entered into by the Parties on June 26, 2018 shall automatically terminate from the execution date of this Agreement.

This Agreement shall be written in Chinese in duplicates of equal legal force, with each party holding one.

(Signature page follows)

2

(Signature Page to Power of Attorney Agreement)

Party A:

Beihai Green Lemon Technology Co., Ltd. (Seal)

Legal Representative: /s/YANG Tao

Party B:

YUAN Kai

Signature: /s/YUAN Kai

3